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                                                                 EXHIBIT 24(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated September 24, 1999 included in InSight Health Services Corp.'s Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP



Orange County, California
February 24, 2000